================================================================================

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2003

                      UNIVERSAL HEALTH REALTY INCOME TRUST
    -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         MARYLAND                        1-9321                 23-6858580
-------------------------------         -------                -----------
(State or other jurisdiction of       (Commission           (I.R.S. Employer
Incorporation or Organization)        File Number)         Identification No.)

                           UNIVERSAL CORPORATE CENTER
                              367 SOUTH GULPH ROAD
                       KING OF PRUSSIA, PENNSYLVANIA 19406
                     ---------------------------------------
               (Address of principal executive office) (Zip Code)

        Registrant's telephone number, including area code (610) 265-0688


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


================================================================================

Item 5. Other Events.

    On February 13, 2003, Universal Health Realty Income Trust, issued a press release announcing the appointments of Alan B. Miller as President and Charles Boyle as Chief Financial Officer. A copy of the press release is attached as
Exhibit 99.1 hereto and incorporated by reference herein in its entirety.

Item 7. Financial Statements and Exhibits.

(c) Exhibits:

    99.1 Press release, dated February 13, 2003

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Universal Health Realty Income Trust

                             By: /s/ Alan B. Miller
                             ----------------------
                             Name: Alan B. Miller
                           Title: Chairman of the Board, Chief Executive
                                   Officer and President

                             By: /s/ Charles Boyle
                             ---------------------
                             Name: Charles Boyle
                              Title: Vice President, Controller
                                     and Chief Financial Officer


Date: February 14, 2003


                                  Exhibit Index

Exhibit No.                     Exhibit
-----------                     -------
99.1                        Press release, dated February 13, 2003